Exhibit 99.2

2019 Third Quarter Results Earnings Release Presentation October 16, 2019

Third Quarter 2019 | PACW | p. 2 This communication contains certain forward - looking information about PacWest that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements

Third Quarter 2019 | PACW | p. 3 Presentation Index Third Quarter Highlights 4 Loans and Leases 9 Credit Quality 13 Deposits 17 Investment Securities 19 Controlled Expenses 20 Non - GAAP Measurements 21

Third Quarter 2019 | PACW | p. 4 Third Quarter Highlights • Net earnings of $110.0 million • Earnings per share of $0.92 • ROAA of 1.65% • ROATE of 19.01% Robust Earnings High Performing • Net interest margin of 4.46% • Loan and lease yield of 5.91% • Cost of deposits of 83 bps • Efficiency ratio of 42.3% • Noninterest expense to average assets of 1.91% Loan Growth & Credit Quality • Loan production of $1.2 billion • Annualized loan growth of 6% • Classified loans to total loans of 1.01% • Net charge - offs of $4.5 million; 10bps of average loans and leases • Provision for credit losses of $7.0 million Strong Deposit Base & Capital • Record core deposits growth of $854 million • Core deposits at 84% of total deposits • Noninterest - bearing demand deposits at 38% of total deposits • Tangible common equity ratio of 9.65% • CET1 ratio of 9.55%

Third Quarter 2019 | PACW | p. 5 ∆ ($ in millions, except per share amounts) 3Q19 2Q19 Q / Q Total Assets 26,725$ 26,344$ 1% Loans and Leases HFI, net of deferred fees 18,736$ 18,473$ 1% Total Deposits 19,733$ 18,806$ 5% Core Deposits 16,471$ 15,617$ 5% Net Earnings 110.0$ 128.1$ -14% Earnings Per Share 0.92$ 1.07$ -14% Return on Average Assets ("ROAA") (1) 1.65% 1.99% -0.34 Return on Average Tangible Equity ("ROATE") (1)(2) 19.01% 23.15% -4.14 Tangible Common Equity Ratio (2) 9.65% 9.50% 0.15 Tangible Book Value Per Share (2) 19.43$ 18.83$ 3% Tax Equivalent Net Interest Margin 4.46% 4.72% -0.26 Efficiency Ratio 42.3% 41.6% 0.7 Quarter - Over - Quarter Financial Highlights (1) ROAA of 1.74% and ROATE of 20.26% in 2Q19 if securities gains are excluded. (2) See “Non - GAAP Measurements” slide on page 21.

Third Quarter 2019 | PACW | p. 6 ∆ ($ in millions, except per share amounts) 3Q19 3Q18 Y / Y Total Assets 26,725$ 24,782$ 8% Loans and Leases HFI, net of deferred fees 18,736$ 17,230$ 9% Total Deposits 19,733$ 17,880$ 10% Core Deposits 16,471$ 15,513$ 6% Net Earnings 110.0$ 116.3$ -5% Earnings Per Share 0.92$ 0.94$ -2% Return on Average Assets ("ROAA") 1.65% 1.89% -0.24 Return on Average Tangible Equity ("ROATE") (1) 19.01% 21.61% -2.60 Tangible Common Equity Ratio (1) 9.65% 9.61% 0.04 Tangible Book Value Per Share (1) 19.43$ 17.28$ 12% Tax Equivalent Net Interest Margin 4.46% 4.99% -0.53 Efficiency Ratio 42.3% 40.9% 1.4 Year - Over - Year Financial Highlights (1) See “Non - GAAP Measurements” slide on page 21.

Solid Earnings Track Record



Millions
Diluted EPS
$140
$120
$100
$80
$60
$40
$20
$0
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
CUB acquisition
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Net Earnings
Diluted EPS

($ in millions, except Diluted EPS)	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19 [(1)]	3Q19
Net Earnings	$ 101.5	$ 84.0	$ 118.3	$ 115.7	$ 116.3	$ 115.0	$ 112.6	$ 128.1	$ 110.0
Diluted EPS	$ 0.84	$ 0.66	$ 0.93	$ 0.92	$ 0.94	$ 0.93	$ 0.92	$ 1.07	$ 0.92

(1) 2Q19 includes $22.2 million of pre-tax gains on the sale of securities or $0.13 per diluted share.

PacWest Bancorp

Third Quarter 2019 | PACW | p. 7

Solid Capital Position – 3Q19 (Preliminary)


TCE / TA
12.02%
10.50%
10.43%
9.86%
9.61%
9.60%
9.23%
9.50%
9.65%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
PACW
KRX


T1 Leverage
12.02%
10.66%
10.66%
10.33%
10.10%
10.13%
9.38%
9.49%
9.50%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
PACW
KRX


Total Capital
15.74%
13.75%
14.11%
13.48%
13.03%
12.72%
12.15%
12.18%
12.16%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
PACW
KRX


CET1
12.52%
10.91%
11.16%
10.59%
10.18%
10.01%
9.48%
9.53%
9.55%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
PACW
KRX

PacWest Bancorp

Source: S&P Global Market Intelligence. Peer data through 2Q19.
Peer group is banks in the KBW Regional Bank Index – "KRX"

Third Quarter 2019 | PACW | p. 8

Third Quarter 2019 | PACW | p. 9 Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of September 30, 2019 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,301$ 23% 4,933$ 28% Income producing and other residential 3,596 19% 2,746 16% Total Real Estate Mortgage 7,897 42% 7,679 44% RE Construction & Land: Commercial 1,009 6% 854 5% Residential 1,542 8% 1,147 7% Total RE Construction & Land 2,551 14% 2,001 12% Total Real Estate 10,448 56% 9,680 56% Commercial: Asset-based 3,810 20% 3,222 19% Venture capital 2,210 12% 2,032 12% Other commercial 1,858 10% 1,898 11% Total Commercial 7,878 42% 7,152 42% Consumer 409 2% 398 2% Total Loans HFI (1) 18,735$ 100% 17,230$ 100% Unfunded commitments 7,791$ 7,056$ 9/30/2019 9/30/2018 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Third Quarter 2019 | PACW | p. 10 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 2,234$ 59% 1,817$ 56% Equipment Finance 785 21% 683 21% Premium Finance 436 11% 315 10% Other 355 9% 407 13% Total Asset-Based 3,810$ 100% 3,222$ 100% 9/30/2019 9/30/2018 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,490$ 34% 2,619$ 27% Other Commercial 2,858 27% 3,310 34% Construction & Land (1) 2,551 25% 2,001 21% SBA 556 5% 551 6% Hospitality 542 5% 552 6% Healthcare 345 3% 483 5% Other Residential 106 1% 127 1% Total Real Estate 10,448$ 100% 9,680$ 100% 9/30/2019 9/30/2018 Other Commercial, $2,858mm, 27% SBA , $556mm , 5% Hospitality , $542mm , 5% Income Producing Residential, $3,490mm, 34% Healthcare , $345mm , 3% Other Residential , $106mm , 1% Construction & Land , $2,551mm , 25% Real Estate ($10.4B) Lender Finance & Timeshare, $2,234mm, 59% Equipment Finance, $785mm, 21% Premium Finance, $436mm, 11% Other, $355mm, 9% Asset - Based ($3.8B) Diversified Loan and Lease Portfolio (1) Of which land represents $170 million and $186 million as of 9/30/19 and 9/30/18.

Third Quarter 2019 | PACW | p. 11 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,247$ 56% 628$ 31% Expansion Stage 675 31% 975 48% Early Stage 203 9% 293 14% Late Stage 85 4% 136 7% Total Venture Capital 2,210$ 100% 2,032$ 100% 9/30/2019 9/30/2018 ($ in millions) $ Mix $ Mix Other Commercial: Security Monitoring 618$ 33% 607$ 32% Secured Business Loans 550 30% 693 38% Unsecured Business Loans 305 16% 223 12% Municipal 162 9% 115 6% SBA 80 4% 109 6% Cash Flow 73 4% 83 4% HOA Loans 70 4% 68 3% Total Other Commercial 1,858$ 100% 1,898$ 101% 9/30/2019 9/30/2018 Security Monitoring , $618mm , 33% Municipal , $162mm , 9% Cash Flow , $73mm , 4% SBA , $80mm , 4% Secured Business Loans , $550mm , 30% HOA Loans , $70mm , 4% Unsecured Business Loans , $305mm , 16% Other Commercial ($1.9B) Equity Fund Loans, $1,247mm, 56% Expansion Stage, $675mm, 31% Early Stage, $203mm, 9% Late Stage, $85mm, 4% Venture Capital ($2.2B) Diversified Loan and Lease Portfolio

Third Quarter 2019 | PACW | p. 12 ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 3Q19 2,519$ 2,229$ 290$ 5.45% 3Q19 18,473$ 18,736$ 263$ 2Q19 2,730 2,509 221 5.15% 2Q19 18,308 18,473 165 1Q19 2,368 1,972 396 5.11% 1Q19 17,958 18,308 350 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 727 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 345 $1,316 $1,572 $1,175 $1,436 $1,231 $967 $1,186 $1,193 $1,294 $1,288 $1,133 $1,071 $933 $1,529 $1,391 $795 $921 $1,039 $980 $838 $2,283 $2,758 $2,368 $2,730 $2,519 $1,928 $1,991 $1,972 $2,509 $2,229 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 3Q18 4Q18 1Q19 2Q19 3Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production Loan and Lease Production of $ 1.2 Billion in 3Q19 (1) The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 30 basis points to loan yields in 2019 and 31 basis points in 2018. (2) Net of deferred fees and costs (3) Quarterly change equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs and loan sales.

Quarterly Credit Quality Trends

($ in thousands)		3Q18	4Q18	1Q19	2Q19	3Q19
Nonaccrual Loans and Leases HFI	$	112,972	79,333	88,527	81,265	99,113
As a % of Loans and Leases HFI	%	0.66%	0.44%	0.48%	0.44%	0.53%
Nonperforming Assets	$	117,379	84,632	91,818	82,737	100,479
As a % of Loans and Leases & Foreclosed Assets	%	0.68%	0.47%	0.50%	0.45%	0.54%
Classified Loans and Leases HFI[(1)]	$	260,459	237,110	190,305	190,979	188,607
As a % of Loans and Leases HFI	%	1.51%	1.32%	1.04%	1.03%	1.01%
Credit Loss Provision	$	11,500	12,000	4,000	8,000	7,000
As a % of Average Loans and Leases (annualized)	%	0.27%	0.28%	0.09%	0.18%	0.15%
Net Charge-offs	$	1,719	19,948	191	11,244	4,485
As a % of Average Loans and Leases (annualized)	%	0.04%	0.46%	0.00%	0.25%	0.10%
Trailing Twelve Months Net Charge-offs	$	46,568	43,758	38,994	33,102	35,868
As a % of Average Loans and Leases	%	0.28%	0.26%	0.22%	0.18%	0.20%
Allowance for Credit Losses (ACL)[(2)]	$	177,281	169,333	173,142	169,898	172,413
As a % of Loans and Leases HFI	%	1.03%	0.94%	0.95%	0.92%	0.92%
ACL / Nonaccrual Loans and Leases HFI	%	156.92%	213.45%	195.58%	209.07%	173.96%

(1) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(2) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Third Quarter 2019 | PACW | p. 13

Third Quarter 2019 | PACW | p. 14 0.28% 0.26% 0.22% 0.18% 0.20% 3Q18 4Q18 1Q19 2Q19 3Q19 Trailing Twelve Months Net Charge - offs / Average Loans and Leases Key Credit Trends – Loans HFI 0.66% 0.44% 0.48% 0.44% 0.53% 3Q18 4Q18 1Q19 2Q19 3Q19 Nonaccrual Loans and Leases / Loans and Leases 1.03% 0.94% 0.95% 0.92% 0.92% 3Q18 4Q18 1Q19 2Q19 3Q19 ACL / Loans and Leases 1.51% 1.32% 1.04% 1.03% 1.01% 3Q18 4Q18 1Q19 2Q19 3Q19 Classified Loans and Leases/ Loans and Leases

Third Quarter 2019 | PACW | p. 15 ($ in thousands) 2016 2017 2018 YTD 2019 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 99,113 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.53% Nonperforming Assets $ 183,575 157,113 84,632 100,479 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.54% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 188,607 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 1.01% Credit Loss Provision $ 61,000 59,000 (3) 45,000 19,000 As a % of Average Loans and Leases (annualized) % 0.42% 0.37% 0.27% 0.14% Net Charge-offs $ 21,990 62,957 43,758 15,920 As a % of Average Loans and Leases (annualized) % 0.15% 0.40% 0.26% 0.12% Allowance for Credit Losses (ACL) (4) $ 161,278 161,647 169,333 172,413 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.92% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 173.96% Credit Quality Trends (1) (1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non - PCI loans and leases. (2) Classified loans and leases are those with a credit risk rating of substandard or doubtful. (3) Net of $14.1 million negative provision recorded in conjunction with the sale of $1.5 billion of cash flow loans. (4) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

Third Quarter 2019 | PACW | p. 16 % of Loan % of Loan 9/30/2019 6/30/2019 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 19,515$ 0.5% 17,012$ 0.4% -$ 3,948$ Income producing and other residential 2,868 0.1% 2,883 0.1% 3,750 3,262 Total real estate mortgage 22,383 0.3% 19,895 0.2% 3,750 7,210 Real estate construction and land: Commercial 377 0.0% 390 0.0% - - Residential - 0.0% - 0.0% 2,622 4,672 Total R.E. construction and land 377 0.0% 390 0.0% 2,622 4,672 Commercial: Asset-based 33,015 0.9% 32,236 0.9% 48 12,382 Venture capital 20,131 0.9% 22,501 1.0% - - Other commercial 22,554 1.2% 5,799 0.3% 4,068 439 Total commercial 75,700 1.0% 60,536 0.8% 4,116 12,821 Consumer 653 0.2% 444 0.1% 795 964 Total 99,113$ 0.5% 81,265$ 0.4% 11,283$ 25,667$ 9/30/2019 Nonaccrual Loans and Leases 6/30/2019 Accruing and 30 -89 Days Past Due Nonaccrual & Delinquent Loan and Lease Detail

Deposit Detail

($ in millions)	At or For the Quarter Ended September 30, 2019			At or For the Quarter Ended September 30, 2018		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 7,488	$ 7,441	38%	$ 8,120	$ 7,834	44%
Interest checking	3,557	3,646	18%	2,306	2,278	13%
Money market	4,718	4,870	25%	4,895	4,783	27%
Savings	516	514	3%	629	618	3%
Total core deposits	16,279	16,471	84%	15,950	15,513	87%
Non-core non-maturity deposits	445	480	2%	503	484	3%
Total non-maturity deposits	16,724	16,951	86%	16,453	15,997	90%
Time deposits $250,000 and under	2,316	2,283	12%	1,427	1,509	8%
Time deposits over $250,000	479	499	2%	352	374	2%
Total time deposits	2,795	2,782	14%	1,779	1,883	10%
Total deposits (1)	$ 19,519	$ 19,733	100%	$ 18,232	$ 17,880	100%


September 30, 2019
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand
Core: 84%


September 30, 2018
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand
Core: 87%

(1) Does not include $1.8 billion and $2.0 billion of client investment funds held at September 30, 2019 and September 30, 2018, respectively.

PacWest Bancorp

Third Quarter 2019 | PACW | p. 17

Third Quarter 2019 | PACW | p. 18 $17.9 $18.9 $19.3 $18.8 $19.7 0.83% 1.10% 1.24% 1.35% 1.34% 0.46% 0.62% 0.73% 0.81% 0.83% 0.00% 0.50% 1.00% 1.50% 2.00% 0.0 5.0 10.0 15.0 20.0 25.0 3Q18 4Q18 1Q19 2Q19 3Q19 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits ($ in millions) Time Deposits Time Deposits Total Time Maturities $250,000 and Under Over $250,000 Deposits Due in three months or less 1,004$ 223$ 1,227$ Due in over three months through six months 680 143 823 Due in over six months through twelve months 502 110 612 Due in over 12 months through 24 months 78 20 98 Due in over 24 months 19 3 22 Total 2,283$ (1) 499$ 2,782$ September 30, 2019 Deposit Portfolio (1) Includes brokered deposits of $1.3 billion with a weighted average maturity of 4 months and a weighted average cost of 2.13%.

Third Quarter 2019 | PACW | p. 19 Diversified Investment Portfolio (1) Fair value at 9/30/19 (2) Yield is for 3Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA - related revenue bon ds. Asset - backed Securities , $214mm , 6% Agency Residential MBS , $325mm , 8% Agency Residential CMOs , $1,173mm , 31% Agency Commercial MBS , $1,100mm , 29% Private CMOs , $94mm , 2% Municipal Securities , $722mm , 19% Collateralized Loan Obligations , $114mm , 3% Other , $76mm , 2% $3.8 Billion Total Investment Portfolio (1) 6.3 5.8 5.6 6.0 6.3 5.3 5.2 5.0 4.5 4.4 4 5 6 7 3Q18 4Q18 1Q19 2Q19 3Q19 Years Average Life and Effective Duration Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 8% G.O. Limited 5% AA 79% G.O . Unlimited 44% A 3% Revenue 51% BBB 1% Not Rated (3) 9% 100% 100% 3.36% overall portfolio tax equivalent yield (2) Municipal Securities Composition

Third Quarter 2019 | PACW | p. 20 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 41.6% 42.3% 55.3% 54.4% 56.3% 54.8% 53.6% 54.1% 54.3% 54.3% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 PACW Efficiency Ratio Median Efficiency Ratio Banks in KRX Index Efficiency Ratio Trend

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,920,108	$ 4,852,010	$ 4,790,982	$ 4,825,588	$ 4,741,685
Less: Intangible assets	2,591,217	2,596,050	2,600,920	2,605,790	2,610,776
Tangible common equity	$ 2,328,891	$ 2,255,960	$ 2,190,062	$ 2,219,798	$ 2,130,909
Total assets	$ 26,724,627	$ 26,344,414	$ 26,324,138	$ 25,731,354	$ 24,782,126
Less: Intangible assets	2,591,217	2,596,050	2,600,920	2,605,790	2,610,776
Tangible assets	$ 24,133,410	$ 23,748,364	$ 23,723,218	$ 23,125,564	$ 22,171,350
Equity to assets ratio	18.41%	18.42%	18.20%	18.75%	19.13%
Tangible common equity ratio (1)	9.65%	9.50%	9.23%	9.60%	9.61%
Book value per share	$ 41.06	$ 40.49	$ 39.86	$ 39.17	$ 38.46
Tangible book value per share (2)	$ 19.43	$ 18.83	$ 18.22	$ 18.02	$ 17.28
Shares outstanding	119,831,192	119,829,104	120,201,149	123,189,833	123,283,450
Return on Average Tangible Equity					
Net earnings	$ 110,026	$ 128,125	$ 112,604	$ 115,041	$ 116,287
Average stockholders' equity	$ 4,890,746	$ 4,818,889	$ 4,815,965	$ 4,758,401	$ 4,748,819
Less: Average intangible assets	2,593,925	2,598,762	2,603,842	2,608,497	2,614,055
Average tangible common equity	$ 2,296,821	$ 2,220,127	$ 2,212,123	$ 2,149,904	$ 2,134,764
Return on average equity	8.93%	10.66%	9.48%	9.59%	9.72%
Return on average tangible equity (3)	19.01%	23.15%	20.64%	21.23%	21.61%

(1) Tangible common equity divided by tangible assets
(2) Tangible common equity divided by shares outstanding
(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Third Quarter 2019 | PACW | p. 21